SUPPLEMENT TO THE FIDELITY EQUITY-INCOME II FUND
A FUND OF FIDELITY FINANCIAL TRUST
STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 20, 1996
The following non-fundamental limit replaces non-fundamental limit (vii) found in the "Investment Policies and Limitations" section on page 3.
(vii) The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply (i) to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation or merger, or (ii) to securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC.
SUPPLEMENT TO THE
FIDELITY EQUITY INCOME LL FUND PROSPECTUS
DATED JANUARY 20, 1996
The following is in addition to the information found in the "Investment Principles and Risks" section found on page 10.
CASH MANAGEMENT. The fund may invest in money market securities, in a pooled account of repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.